Exhibit 10.1

WARRANT EXCHANGE AGREEMENT

This Warrant Exchange Agreement (this “Agreement”) is entered into as of March 27, 2019, among One Madison Corporation, a Cayman Islands exempted company (the “Company”), and the parties listed on the signature pages hereof (each, an “Investor” and together, the “Investors”).

Recitals

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, on the date of the Company’s initial public offering (the “IPO”) of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Shares”), the Company issued to the Investors, 7,429,257 private placement warrants for $1.00 per warrant, each of which is exercisable to purchase one Class A Share or one Class C ordinary share of the Company, par value $0.0001 per share (“Class C Shares”), at an exercise price of $11.50 per share (the “Private Placement Warrants”), pursuant to private placement agreements between the Investors and the Company (each, a “Private Placement Warrant Agreement”);

WHEREAS, each Investor currently owns the number of Private Placement Warrants set forth opposite such Investor’s name on Exhibit A hereto under the header “Number of Private Placement Warrants”;

WHEREAS, the Company is party to that certain Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of December 12, 2018, with Rack Holdings L.P., a Delaware limited partnership (“Rack Holdings”), and Rack Holdings Inc., a Delaware corporation (“Ranpak”), pursuant to which the Company will acquire from Rack Holdings all of the issued and outstanding equity interests of Ranpak, on the terms and subject to the conditions set forth therein (the “Ranpak Business Combination”);

WHEREAS, the parties wish to enter into this Agreement, pursuant to which immediately prior to the closing of the Ranpak Business Combination (the “Business Combination Closing”), each Investor will exchange such Investor’s Private Placement Warrants set forth opposite such Investor’s name on Exhibit A hereto under the header “Number of Private Placement Warrants” for, and the Company will issue to each Investor, on a private placement basis, the number of Class A Shares or Class C Shares, as applicable, set forth opposite such Investor’s name on Exhibit A hereto under the header “Acquired Shares” (the “Acquired Shares”), in each case on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Issuance and Exchange.

(a) Acquired Shares.

(i) Immediately prior to the consummation of the Ranpak Business Combination, and subject to the conditions set forth in Section 6 of this Agreement, (i) each Private Placement Warrant shall be deemed automatically cancelled in full and each Private Placement Warrant Agreement shall be deemed automatically terminated and all rights, liabilities and obligations thereunder discharged in full, and (ii) in consideration therefor, the Company shall issue to each Investor the number and class of Acquired Shares set forth opposite such Investor’s name on Exhibit A to this Agreement.

(ii) The closing of the cancellation of the Private Placement Warrants in exchange for the issuance of the Acquired Shares (the “Warrant Exchange Closing”) shall be held on the same date and immediately prior to the Business Combination Closing (such date being referred to as the “Closing Date”). At the Warrant Exchange Closing, the Company will issue to the Investors the Acquired Shares, each registered in the name of the applicable Investor, against (and concurrently with) surrender of the Private Placement Warrants to the Company.

(b) Delivery of Securities.

(i) The Company shall register the Investors as the owner of the Acquired Shares in the register of members of the Company and with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of the Warrant Exchange Closing.

(ii) Each register and book entry for the Acquired Shares shall contain a notation, and each certificate (if any) evidencing the Acquired Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

(c) Legend Removal. If the Acquired Shares are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Investor’s request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(b)(ii). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Acquired Shares without any such legend; provided, that, notwithstanding the foregoing, the Company will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of Securities in violation of applicable law.

(d) Registration Rights. The Company and the Investors are parties to existing agreements pursuant to which the Company has granted to the Investors registration rights with respect to the shares acquired by the Investor prior to completion of the Business Combination Closing, and the Company and the Investor agree that the Acquired Shares will constitute “Registrable Securities” for purposes of such agreement (the “Registration Rights”).

(e) Each of the Investor and the Company intend that for U.S. federal income tax purposes, the transactions described in Section 1(a)(i) of this Agreement will qualify as a “recapitalization” within the meaning of section 368(a)(i)(E) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement constitutes a “plan of reorganization” as defined in Treasury Regulations Section 1.368-2(g).

2. Representations and Warranties of the Investors. Each Investor represents and warrants (as to itself and not as to any other Investor) to the Company as follows as of the date hereof:

(a) Organization and Power. If an entity, such Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. Such Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Investor, will constitute the valid and legally binding obligation of such Investor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Investor in connection with the consummation of the transactions contemplated by this Agreement or the Ranpak Business Combination.

(d) Compliance with Other Instruments. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to such Investor.

(e) Acquisition Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement, such Investor hereby confirms, that the Acquired Shares to be acquired by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, such Investor further represents that such Investor does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Acquired Shares. If such Investor was formed for the specific purpose of acquiring the Acquired Shares, each of its equity owners is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. Such Investor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Acquired Securities, as well as the terms of the Stock Purchase Agreement, with the Company’s management.

(g) Restricted Securities. Such Investor understands that the Acquired Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor’s representations as expressed herein. Such Investor understands that the Acquired Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Investor must hold the Acquired Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Investor acknowledges that the Company has no obligation to register or qualify the Acquired Shares for resale, except for the Registration Rights. Such Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Acquired Shares, and on requirements relating to the Company which are outside of such Investor’s control, and which the Company is under no obligation and may not be able to satisfy.

(h) High Degree of Risk. Such Investor understands that its agreement to acquire the Acquired Shares involves a high degree of risk which could cause such Investor to lose all or part of its investment.

(i) Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(j) Foreign Investors. If such Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to acquire the Acquired Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Acquired Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale, or transfer of the Acquired Shares. Such Investor’s acquisition for and continued beneficial ownership of the Acquired Shares will not violate any applicable securities or other laws of such Investor’s jurisdiction.

(k) No General Solicitation. Neither such Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Acquired Shares.

(l) Residence. If such Investor is an individual, then such Investor resides in the state or province identified in the address of such Investor set forth on the signature page hereof; if such Investor is a partnership, corporation, limited liability company or other entity, then its principal place of business is the office or offices located at the address or addresses of such Investor set forth on the signature page hereof.

(m) Non-Public Information. Such Investor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(n) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of such Investor nor any person acting on behalf of such Investor nor any of such Investor’s affiliates (the “Investor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such Investor and this offering, and the Investor Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Investor Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

3. Representations and Warranties of the Company. The Company represents and warrants to each Investor as follows as of the date hereof:

(a) Organization and Corporate Power. The Company is duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement, and to issue the Acquired Shares at the Warrant Exchange Closing, has been taken or will be taken prior to the Warrant Exchange Closing. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, and the performance of all obligations of the Company under this Agreement to be performed as of the Warrant Exchange Closing, has been taken or will be taken prior to the Warrant Exchange Closing, as applicable, subject to the approval of the Stock Purchase Agreement and transactions contemplated thereby by a majority of votes cast by shareholders of the Company at a meeting duly called for such purpose. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c) Valid Issuance of Securities.

(i) The Acquired Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and registered in the register of members of the Company, when issued in accordance with the terms of the Acquired Shares and this Agreement, and registered in the register of members of the Company, will be validly issued, fully paid and nonassessable and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investors. Assuming the accuracy of the representations of the Investors in this Agreement and subject to the filings described in Section 3(e) below, the Acquired Shares will be issued in compliance with all applicable federal and state securities laws.

(ii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(d) Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Investors in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws.

(e) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Company’s Amended and Restated Memorandum and Articles of Association or other governing documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(f) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Acquired Shares.

(g) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, or the transactions contemplated by the Stock Purchase Agreement, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Investors in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Investors.

4. Additional Agreements and Acknowledgements of the Investor.

(a) Trust Account.

(i) Each Investor hereby acknowledges that it is aware that the Company established a trust account (the “Trust Account”) for the benefit of its public shareholders at the closing of the IPO. Each Investor, for itself and its affiliates, hereby agree that it has no right, title interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, such Investor may have in respect of any Public Shares held by it.

(ii) Each Investor hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Investor may have in respect of any Public Shares held by it. In the event the Investor has any Claim against the Company under this Agreement, such Investor shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, such Investor may have in respect of any Public Shares held by it.

(b) Voting. Each Investor hereby agrees that such Investor shall vote any Class A Shares owned by it in favor of any shareholder approvals sought by the Company in connection with the Ranpak Business Combination. If such Investor fails to vote any Class A Shares it is required to vote hereunder in favor of any shareholder approvals sought by the Company in connection with the Ranpak Business Combination, such Investor hereby grants hereunder to the Company and any representative designated by the Company without further action by such Investor a limited irrevocable power of attorney to effect such vote on behalf of such Investor, which power of attorney shall be deemed to be coupled with an interest.

(c) No Short Sales. Each Investor hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

5. Additional Agreements of the Sponsor and the Company.

(a) QEF Election; Tax Information; Tax Structuring. The Company shall use commercially reasonable efforts to determine whether, in any year, the Company (or any subsidiary of the Company) is deemed to be a “passive foreign investment company” (a “PFIC”) or a “controlled foreign corporation” (a “CFC”) within the meaning of the Code and the regulations promulgated thereunder, and shall notify each Investor if the Company (or any subsidiary of the Company) is deemed to be a PFIC or CFC. If the Company determines that the Company (or any subsidiary of the Company) is a PFIC in any year, for the year of determination and for each year thereafter during which each Investor holds an equity interest in the Company, the Company shall use commercially reasonable efforts to (i) make available to such Investor the information that may be required to make or maintain a “qualified electing fund” election under the Code with respect to the Company (or any subsidiary of the Company, as applicable) and (ii) furnish the information required to be reported under Section 1298(f) of the Code or under any other applicable tax law.

(b) Replacement of Securities. In case of any reclassification or reorganization of any outstanding securities of the Company, or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding securities of the Company), the Investor shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Agreement, and the term “Acquired Shares” shall be deemed to refer to, the kind and amount of shares or other securities or property receivable upon such reclassification, reorganization, merger, consolidation, or conversion, that the Investor would have received if such holder had purchased the Acquired Shares immediately prior to such event.

6. Warrant Exchange Closing Conditions.

(a) The obligation of the Investors to consummate the transactions contemplated hereby at the Warrant Exchange Closing under this Agreement shall be subject to the fulfillment, at or prior to the Warrant Exchange Closing, of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Investors holding a majority of the Private Placement Warrants:

(i) All conditions precedent to the Business Combination Closing as set forth in the Stock Purchase Agreement shall have been satisfied or waived by the party or parties entitled to the benefit thereof;

(ii) The Business Combination Closing shall take place substantially concurrently with, and immediately following, the Warrant Exchange Closing;

(iii) The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Warrant Exchange Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Warrant Exchange Closing; and

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the consummation of the Warrant Exchange Closing.

(b) The obligation of the Company to consummate the transactions contemplated hereby at the Warrant Exchange Closing under this Agreement shall be subject to the fulfillment, at or prior to the Warrant Exchange Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) The Business Combination shall be consummated substantially concurrently with, and immediately following, the Warrant Exchange Closing;

(ii) The representations and warranties of each Investor set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Warrant Exchange Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on such Investor or its ability to consummate the transactions contemplated by this Agreement;

(iii) Each Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Warrant Exchange Closing; and

(iv) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the consummation of the Warrant Exchange Closing.

7. Termination. This Agreement may be terminated at any time prior to the Warrant Exchange Closing:

(a) by mutual written consent of the Company and the Investors holding a majority of the Private Placement Warrants; or

(b) automatically upon the termination of the Stock Purchase Agreement in accordance with its terms.

In the event of any termination of this Agreement pursuant to this Section 7, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Investors or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 7 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

8. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: One Madison Corporation, 3 East 28th Street, 8th Floor, New York, New York 10016, Attn: David Murgio, Secretary, email: dmurgio@onemadisongroup.com, with a copy to the Company’s counsel at: Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, Attn: Deanna L. Kirkpatrick, Esq., email: deanna.kirkpatrick@davispolk.com, fax: (212) 701-5135, and John B. Meade, Esq., email: john.meade@davispolk.com, fax: (212) 701-5077, and Lee Hochbaum, Esq., email: lee.hochbaum@davispolk.com, fax (212) 701-5736.

All communications to each Investor shall be sent to such Investor’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 8(a).

(b) No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Warrant Exchange Closing.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.

(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the written consent of the Company and the Investors holding a majority of the Private Placement Warrants.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. Each of the Company and each Investor will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Acquired Shares.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement. Each Investor hereby acknowledges that in connection with its examination of certain confidential information that has been or will be provided to it and/or its representatives regarding the proposed Ranpak Business Combination, such Investor and/or its representatives may have access to material non-public information concerning the Company and Ranpak. Each Investor agrees to keep this information confidential. Each Investor acknowledges that it is aware (and that its representatives have been or will be advised by it) that the United States and other applicable securities laws prohibit any person who has received from an issuer material nonpublic information relating to such issuer from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(r) Specific Performance. Each Investor agrees that irreparable damage would occur in the event that any provision of this Agreement was not performed by such Investor in accordance with the specific terms hereof or was otherwise breached, and that money damages or legal remedies would not be an adequate remedy for any such damages. Therefore, it is accordingly agreed that the Company shall be entitled to enforce specifically the terms and provisions of this Agreement, or to enforce compliance with, the covenants and obligations of the Investors, in any court of competent jurisdiction, and appropriate injunctive relief shall be granted in connection therewith. The Company, in seeking an injunction, a decree or order of specific performance, shall not be required to provide any bond or other security in connection therewith and any such remedy shall be in addition and not in substitution for any other remedy to which the Company is entitled at law or in equity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	JS Capital, LLC

By:	JS Capital Management, as sole managing member of JS Capital, LLC

Address for Notices:

E-mail:
By:	/s/ Richard Holahan	Fax:
Name: Richard Holahan
Title: JS Capital Management LLC Vice President

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Soros Capital LP

By:	Soros Capital GP LLC, its general partner

Address for Notices:

E-mail:
By:	/s/ Gitanjali Workman	Fax:
Name: Gitanjali Workman
Title: Attorney-in-Fact

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Omar M. Asali

By:

Address for Notices:

E-mail:
By:	/s/ Omar M. Asali	Fax:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	William Drew

By:

Address for Notices:

E-mail:
By:	/s/ William Drew	Fax:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Bharani Bobba

By:

Address for Notices:

E-mail:
By:	/s/ Bharani Bobba	Fax:
Name: Bharani Bobba
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Joon-Won Cho

By:

Address for Notices:

E-mail:
By:	/s/ Joon-Won Cho	Fax:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Ernest Behr

By:

Address for Notices:

E-mail:
By:	/s/ Ernest Behr	Fax:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Joon-Sik Cho

By:

Address for Notices:

E-mail:
By:	/s/ Joon-Sik Cho	Fax:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Evan Behr

By:

Address for Notices:

E-mail:
By:	/s/ Evan Behr	Fax:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

INVESTOR:

Investor’s Name:	Salil Seshadri

By:

Address for Notices:

E-mail:
By:	/s/ Salil Seshadri	Fax:
Name: Salil Seshadri
Title:

COMPANY:

ONE MADISON CORPORATION

By:	/s/ Omar M. Asali
	Name:	Omar M. Asali
	Title:	Chairman and Chief Executive Officer

Exhibit A

Investor	Number of Private Placement Warrants	Acquired Shares

JS Capital, LLC	4,437,157	443,716 Class A Shares

Soros Capital LP	848,754	84,875 Class C Shares

Omar Asali	2,006,041	200,604 Class A Shares

William Drew	17,190	1,719 Class A Shares

Bharani Bobba	7,306	731 Class A Shares

Joon-Won Cho	8,595	860 Class A Shares

Ernest Behr	10,744	1,074 Class A Shares

Joon-Sik Cho	4,297	430 Class A Shares

Evan Behr	3,223	322 Class A Shares

Salil Seshadri	85,950	8,595 Class A Shares

Total	7,429,257	742,926 Acquired Shares